UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]
Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ] Confidential, For Use of the Commission Only as permitted by Rule 14a-6(e)(2))
  [ ]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [X]  Soliciting Material Under Rule 14a-12


                        THE REYNOLDS AND REYNOLDS COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
              (1) Title of each class of securities to which transaction applies:

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              (2) Aggregate number of securities to which transaction
                  applies:

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              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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              (4) Proposed maximum aggregate value of transaction:

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              (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.


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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1) Amount Previously Paid:

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              (2) Form, Schedule or Registration Statement No.:

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              (3) Filing Party:

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              (4) Date Filed:

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ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a preliminary proxy statement of The Reynolds and Reynolds Company and other materials have been filed with SEC. WE URGE INVESTORS TO READ THE PRELIMINARY PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE REYNOLDS AND REYNOLDS COMPANY AND THE PROPOSED TRANSACTION. Investors are be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (when available) as well as other filed documents containing information about The Reynolds and Reynolds Company at http://www.sec.gov, SEC's Web site. Free copies of The Reynolds and Reynolds Company's SEC filings are also available by directing a request to The Reynolds and Reynolds Company, One Reynolds Way, Dayton, Ohio 45430, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

The Reynolds and Reynolds Company and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from The Reynolds and Reynolds Company shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of The Reynolds and Reynolds Company is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on May 5, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

                                      # # #

Email To:  All Associates
From:  Fin O'Neill
Subject:  Merger and Business Update

We continue to hear some questions about the proposed merger of Reynolds and UCS, in part due to the recent Automotive News article and in part due to statements allegedly made by third parties to our customers. Accordingly, I wanted to take the opportunity to clear-up any ambiguities both for our associates and our customers.

Reynolds chose to merge with UCS for the right reasons. First, we had a fiduciary responsibility to act in the best interests of shareholders when a transaction was proposed. We believe we have acted in the best interests of our shareholders- and you can read more about that process in the proxy statement, including how we solicited interest from other parties after the UCS proposal to test whether the company could be valued higher for shareholders. (CLICK HERE FOR PRELIMINARY PROXY, as well as all other filings.) The proposed merger delivers a substantial and immediate premium to shareholders: A 34


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percent premium to the three-month average closing price and a 40 percent premium over the twelve-month average.

Second, there are strong and compelling business reasons for the merger. By adding UCS's products and its strong product development capabilities, Reynolds will be a stronger competitor in the marketplace. We will be able to offer our customers a deeper, more robust array of products and services. We will be quicker to market with new products and services. We will, in essence, be an even more effective partner with our dealer customers as we help them sell cars and take care of customers more profitably in the highly competitive automotive retail market.

Moreover, the new owners of Reynolds and Reynolds are investing in the Reynolds name and reputation and in the success of the Reynolds business model. They will generate a return on their investment by building on the Reynolds brand and by leveraging assets that UCS brings to the table. In short, the success of the merged company is based on the continued success of the Reynolds brand and that is good news for everyone connected with Reynolds - from associates to customers.

I have sent a letter to our customers reinforcing the same message, i.e., that the combined company will continue to deliver on the Reynolds brand promise of having a singular focus on customer needs. UCS's CEO Bob Brockman also has sent a letter to UCS customers. In part, he states to his customers, "OUR (UCS'S) COMMITMENT TO PROVIDING SUPERIOR SOFTWARE, TRAINING, AND SUPPORT HAS NOT CHANGED. IT IS OUR BELIEF THAT THIS MERGER HAS GREAT POTENTIAL FOR BOTH UCS AND REYNOLDS CUSTOMERS. UNITING UCS' TECHNOLOGY AND INNOVATION WITH REYNOLDS' CUSTOMER FOCUS WILL FORM A COMPANY THAT IS IDEALLY POSITIONED TO ANTICIPATE AND RESPOND TO YOUR NEEDS."

While words alone will not persuade everyone, our message to customers has been absolutely clear and consistent. I recognize that we will continue to hear questions about what will happen after the merger. I also know that what really counts is what we do. I call it "walking the talk." So I ask each of you to continue to deliver on the promise of the Reynolds brand. That is where the value exists for our customers and, for me at least, where the true pride and fun in working here resides. As we continue to deliver on the Reynolds promise, we will succeed in ways that will be extraordinary and will dissolve any doubts about this merger.

Fin O'Neill